--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

--------------------------------------------------------------------------------

We are pleased to provide you with the Tax-Exempt California Money Market Fund annual report for the year ended September 30, 1998.

Your fund's management greatly appreciates your decision to invest in Tax-Exempt California Money Market Fund. During the past year, the fund registered solid performance and achieved its objective of providing maximum current income consistent with stability of principal.

ECONOMIC REVIEW AND OUTLOOK
The log jam for Federal Funds set at 5.50% since March 1997 was broken on September 29th when the Fed lowered its trading target by 25 basis points. The predominant reasons were the much-publicized, adverse economic developments, which are reflected in our volatile stock market, the associated stresses placed on the credit worthiness of many of our financial institutions and the likelihood of a slowing pace of economic growth in the months ahead.

Our investment strategy still favors lengthening the maturities in the portfolios. The reason is our expectation that the Fed will err on the side of ease until signs of financial stress abate and prospects for economic growth brighten. The market supply of acceptable California issues is limited and therefore we may have a shorter or longer average maturity than a national tax-exempt fund.

Money market funds such as Tax-Exempt California Money Market Fund offer the opportunity for attractive yields and should continue to be an excellent place to invest your money.

Your fund's management thanks you for the vote of confidence you have shown through your investment and continues its dedication to performance. We look forward to serving your investment needs for years to come.

Sincerely,

Frank J. Rachwalski
Frank Rachwalski
Vice President and Portfolio Manager

October 22, 1998

Frank Rachwalski is a Managing Director of Scudder Kemper Investments, Inc. and Vice President and Lead Portfolio Manager of Tax-Exempt California Money Market Fund. Mr. Rachwalski holds B.B.A. and M.B.A. degrees from Loyola University.

PORTFOLIO RESULTS
For the year ended September 30, 1998, the Tax-Exempt California Money Market Fund had a net yield of 2.67% and a tax-equivalent yield of 4.68%.

NOTES
Like all money funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's net yield for the year ended September 30, 1998, is the sum of the daily dividend rates for the period. Yields are historical and may not represent future yields, which will fluctuate.

The tax-equivalent yield is based upon the fund's yield and a combined Federal and State of California marginal income tax rate of 42.9%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated above. The manager's views are subject to change at any time, based on market and other conditions.

Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 1998
(Value in thousands)

--------------------------------------------------------------------------------

                                                    Value
(A)VARIABLE RATE DEMAND SECURITIES
State of California
  Eastern Municipal Water District
      3.60%                                        $  5,000
  Economic Development Authority
      4.35%                                           3,000
  Health Facilities Financing Authority
      3.00%                                           6,500
  Pollution Control Financing Authority
    Occidental Geothermal, Inc. Project
      3.30%                                           1,400
    Pacific Gas and Electric Co.
      3.72%                                           8,000
  Solid Waste Disposal
    Browning-Ferris Industries
      3.20%                                           5,000
    Taormina Industries, Inc. Project
      4.70%                                           5,000
  Southern California Public Power Authority
      3.00%                                           3,700
  Statewide Communities Development Authority
    Leveche LLC Project
      4.25%                                           3,835
    Watt Four LLC Project
      4.50%                                           1,400
-----------------------------------------------------------
Alameda-Contra Costa
Schools Financing Authority
      3.55%                                           1,770
-----------------------------------------------------------
Alhambra
Multifamily Housing Revenue
      5.15%                                           2,200
-----------------------------------------------------------
Anaheim
Public Improvement Corp.
      3.00%                                           1,300
-----------------------------------------------------------
Berkeley
YMCA of Berkeley
      3.65%                                           2,000
-----------------------------------------------------------
Fremont
  Building and Equipment Financing Project
      4.50%                                           1,925
  Certificates of Participation
      4.50%                                           2,000
-----------------------------------------------------------
Hayward
Multifamily Housing Revenue
      3.10%                                           2,000
-----------------------------------------------------------

                                                    Value
Irvine
  Assessment District
    Improvement Bonds
      3.23%                                        $  6,840
    Limited Obligation Improvement Bond
      3.80%                                           1,200
  Ranch Water District
      3.80%                                           5,500
-----------------------------------------------------------
Kern County
Public Facilities Project
      3.00%                                             800
-----------------------------------------------------------
Los Angeles County
  Community Development Commission
      3.20%                                           1,000
  Industrial Development Authority
      3.75%                                           1,500
  Pension Obligation Bonds
      3.00%                                           3,000
  Transportation Commission
      3.00%                                           3,700
-----------------------------------------------------------
Monterey County
Peninsula Water Management District
      4.50%                                           1,500
-----------------------------------------------------------
Oakland County
Joint Powers Financing Authority
      3.57%                                           5,200
-----------------------------------------------------------
Orange County
  Apartment Development Revenue
      5.00%                                           4,200
  Foothill/Eastern Transportation Corridor Agency
      3.60%                                           5,200
  Sanitation Districts
      3.96%                                           7,300
  Water District
      3.88%                                           1,000
-----------------------------------------------------------
Palm Springs
Community Redevelopment Agency
      3.75%                                           2,600
-----------------------------------------------------------
Riverside County
Public Facilities Project
      3.90%                                           1,300
-----------------------------------------------------------
Roseville
Hospital Lease Revenue
      3.05%                                           1,850
-----------------------------------------------------------

                                                                               3
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Value
Sacramento County
  Administrative Center & Courthouse Project
      3.50%                                        $  2,400
  Multifamily Housing Revenue
      3.00%                                           1,750
-----------------------------------------------------------
Santa Ana
School District
      3.10%                                           1,400
-----------------------------------------------------------
Santa Clara County
Hospital Facilities Authority
      3.40%                                           2,200
-----------------------------------------------------------
Santa Cruz
Industrial Development Authority
      4.10%                                           1,210
-----------------------------------------------------------
San Marcos
Multifamily Housing Revenue
      3.80%                                           6,900
-----------------------------------------------------------
Simi Valley
Multifamily Housing Revenue
      3.60%                                           4,000
-----------------------------------------------------------
Vallejo
Industrial Development Authority
      4.25%                                           2,900
-----------------------------------------------------------
Ventura County
Triunfo Sanitation District
      3.30%                                           2,190
-----------------------------------------------------------
Woodland
Multifamily Mortgage Revenue
      3.00%                                           4,720
-----------------------------------------------------------
Puerto Rico
Highway and Transportation Authority
      3.10%                                           1,800
-----------------------------------------------------------

                                                    Value
TOTAL VARIABLE RATE DEMAND
SECURITIES -- 85.6%
(average maturity: 6 days)                         $141,190
-----------------------------------------------------------

OTHER SECURITIES
State of California
  Department of Water
      2.90%-3.35%, 10/22/98-11/10/98                  4,068
  Metropolitan Water Authority
      2.95%-3.50%, 10/14/98-11/12/98                  6,000
  Pollution Control Financing Authority
      3.20%, 11/13/98                                 1,500
  Public Capital Improvements Financing Authority
      3.45%, 12/15/98                                 1,500
-----------------------------------------------------------
Los Angeles County
Capital Asset Lease Corp.
      3.20%-3.40%, 10/13/98-11/13/98                  5,000
-----------------------------------------------------------
Guam
Power Authority
      3.35%, 11/12/98                                 3,000
-----------------------------------------------------------

TOTAL OTHER SECURITIES--12.8%
(average maturity: 35 days)                          21,068
-----------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(average maturity: 10 days)                         162,258
-----------------------------------------------------------

CASH AND OTHER ASSETS,
LESS LIABILITIES--1.6%                                2,679
-----------------------------------------------------------

NET ASSETS--100%                                   $164,937
-----------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate demand securities are payable within five business days and are backed by credit support agreements from banks or insurance institutions. The rates shown are the current rates at September 30, 1998.

See accompanying Notes to Financial Statements.

                                                                               4
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Exempt California Money Market Fund as of September 30, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.


                                                    ERNST & YOUNG LLP

Chicago, Illinois
November 17, 1998

                                                                               5
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998
(in thousands)
--------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------
Investments, at amortized cost                    $162,258
----------------------------------------------------------
Cash                                                 2,463
----------------------------------------------------------
Interest receivable                                    527
----------------------------------------------------------
    Total assets                                   165,248
----------------------------------------------------------

LIABILITIES AND NET ASSETS
----------------------------------------------------------
Payable for:
  Fund shares redeemed                                 175
----------------------------------------------------------
  Dividends                                             26
----------------------------------------------------------
  Management fee                                        28
----------------------------------------------------------
  Distribution services fee                             42
----------------------------------------------------------
  Custodian and transfer agent fees
  and related expenses                                   4
----------------------------------------------------------
  Trustees' fees                                        36
----------------------------------------------------------
    Total liabilities                                  311
----------------------------------------------------------
Net assets applicable to
shares outstanding                                $164,937
----------------------------------------------------------

THE PRICING OF SHARES
----------------------------------------------------------
Shares outstanding                                 164,937
----------------------------------------------------------
Net asset value and
redemption price per share                           $1.00
----------------------------------------------------------

See accompanying Notes to Financial Statements.


----------------------------------------------------------
 STATEMENT OF OPERATIONS
 Year ended September 30, 1998
 (in thousands)
----------------------------------------------------------

INTEREST INCOME                                     $4,792
----------------------------------------------------------
EXPENSES:
  Management fee                                       306
----------------------------------------------------------
  Distribution services fee                            465
----------------------------------------------------------
  Custodian and transfer agent
  fees and related expenses                            198
----------------------------------------------------------
  Professional fees                                     26
----------------------------------------------------------
  Reports to shareholders                               20
----------------------------------------------------------
  Trustees' fees and other                              32
----------------------------------------------------------
    Total expenses                                   1,047
----------------------------------------------------------
Net investment income                               $3,745
----------------------------------------------------------

----------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Years ended September 30, 1998 and 1997
(in thousands)
----------------------------------------------------------

                                         1998        1997
                                       ---------   --------
OPERATIONS:
Net investment income                  $   3,745      1,601
-----------------------------------------------------------

Dividends to shareholders from
net investment income                     (3,745)    (1,601)
-----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (DOLLAR
AMOUNTS AND NUMBER OF SHARES
ARE THE SAME):
  Shares sold                            807,819    282,125
-----------------------------------------------------------
  Shares issued in reinvestment
  of dividends                             3,616      1,583
-----------------------------------------------------------
                                         811,435    283,708
  Shares redeemed                       (763,930)  (285,160)
-----------------------------------------------------------
Net increase (decrease) from capital
share transactions and total increase
(decrease) in net assets                  47,505     (1,452)
-----------------------------------------------------------
NET ASSETS:
Beginning of year                        117,432    118,884
-----------------------------------------------------------
End of year                            $ 164,937    117,432
-----------------------------------------------------------

                                                                               6
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND

Tax-Exempt California Money Market Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION
Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

INVESTMENT TRANSACTIONS AND INTEREST INCOME
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day that the New York Stock Exchange is open for trading, the Fund determines its net asset value per share at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income, plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT
The Fund has a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .22% of the first $500 million of average daily net assets declining to .15% of average daily net assets in excess of $3 billion. During the year ended September 30, 1998, the Fund incurred a management fee of $306,000.

ZURICH/B.A.T MERGER
On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management

                                                                               7
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

DISTRIBUTION AGREEMENT
The Fund has an administration, shareholder services and distribution agreement with Kemper Distributors, Inc. (KDI). For distribution services, the Fund pays KDI an annual fee of .33% of average daily net assets of the Fund. KDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. Under these agreements, KDI pays such firms at an annual rate ranging from .15% to .33% of the average daily net assets of those accounts that they maintain and service. During the year ended September 30, 1998, the Fund incurred a distribution services fee of $465,000, of which KDI, pursuant to the related service agreements, remitted $462,000 to various firms.

SHAREHOLDER SERVICES AGREEMENT
Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $125,000 for the year ended September 30, 1998.

OFFICERS AND TRUSTEES
Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $18,000 to independent trustees.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                           Year ended September 30,
                                                             ----------------------------------------------------
                                                               1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
Net investment income                                             .03        .03        .03        .03        .02
-----------------------------------------------------------------------------------------------------------------
Less dividends declared                                           .03        .03        .03        .03        .02
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.71%      2.91       2.93       3.23       1.97
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          .74%       .78        .72        .75        .71
-----------------------------------------------------------------------------------------------------------------
Net investment income                                            2.66%      2.78       2.88       3.16       1.94
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets at end of year (in thousands)                     $164,937    117,432    118,884    105,292    101,148
-----------------------------------------------------------------------------------------------------------------

                                                                               8
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAX INFORMATION

--------------------------------------------------------------------------------

Of the dividends paid from the Fund for the year ended September 30, 1998, 100% are designated as exempt interest dividends for federal income tax purposes. However, a portion of the dividends may be includable in the alternative minimum tax calculation.

All of the dividends constitute tax-exempt interest which is not taxable for State of California income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

                                         Tax-Exempt
                                         California
                                         Money Market
                                         Fund

                                         Annual
                                         Report
                                         September 30, 1998

PRINCIPAL UNDERWRITER:
KEMPER DISTRIBUTORS, INC.
222 S. Riverside Plaza, Chicago, IL 60606



This report is not to be distributed unless preceded or accompanied by a Tax-Exempt California Money
Market Fund prospectus.


TEC-2  1059030 10/98            [LOGO] printed on recycled paper